SCHEDULE 14A INFORMATION

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                         ICN Pharmaceuticals, Inc.
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Following is the text of additional presentation materials delivered to
ICN Pharmaceuticals, Inc. stockholders on or about May 16, 2002:



                      PROVIDENCE/DENTON TRACK RECORD
                       Destroying Shareholder Value

                            [Bar Graph Omitted]

o   5 of 9 companies bankrupt
                                                    Stock Price

                                        o   Approximate date of Providence/
                                            Denton's Initial Involvement

                                        o   Current:  5/14/02

Standard Brands
        4/29/91    $72.50
        5/14/02    $0.00(1)

California Microwave
        11/8/96    $14.50
        5/14/02    $0.00(1)

Chic (Durango)
        1/13/98    $7.06
        5/14/02    $0.00(1)

Iwerks
        3/17/98    $10.94
        5/14/02    $0.63(2)

Ogden (Covanta)
        4/27/98    $29.50
        5/14/02    $0.00(1)

Great Lakes
        2/15/99    $35.75
        5/14/02    $26.70

AP Pharma
        4/22/99    $5.38
        5/14/02    $2.27

Baldwin Piano
        9/3/99     $8.13
        5/14/02    $0.00(1)

USG
        5/10/00    $41.81
        5/14/02    $6.95

Notes:
(1)   Company entered into bankruptcy
(2)   Acquired 1/10/02

Source: FactSet and Bloomberg


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                         VOTE THE GOLD CARD FOR ICN